SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 11
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS

         This Amendment No. 11 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (this "Amendment") amends, effective as of December 2, 2004, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the Trust desires to amend the Agreement to add one new portfolio, AIM Global Real Estate Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 2, 2004.


                                          By:  /s/ Robert H. Graham
                                             ---------------------------
                                          Name: Robert H. Graham
                                          Title:    President

                         EXHIBIT 1 TO AMENDMENT NO. 11
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                       OF AIM INVESTMENT SECURITIES FUNDS


                                  "SCHEDULE A

                        AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
 ---------                                          -------------------------

 AIM Global Real Estate Fund                        Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares

 AIM High Yield Fund                                Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Institutional Class Shares
                                                    Investor Class Shares

 AIM Income Fund                                    Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares
                                                    Investor Class Shares

 AIM Intermediate Government Fund                   Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares
                                                    Investor Class Shares

 AIM Limited Maturity Treasury Fund                 Class A Shares
                                                    Class A3 Shares
                                                    Institutional Class Shares

 AIM Money Market Fund                              Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    AIM Cash Reserve Shares
                                                    Institutional Class Shares
                                                    Investor Class Shares

 AIM Municipal Bond Fund                            Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Institutional Class Shares
                                                    Investor Class Shares

 AIM Real Estate Fund                               Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares
                                                    Investor Class Shares

 AIM Short Term Bond Fund                           Class A Shares
                                                    Class C Shares

                                                    Class R Shares
                                                    Institutional Class Shares


 AIM Total Return Bond Fund                         Class A Shares
                                                    Class B Shares
                                                    Class C Shares
                                                    Class R Shares
                                                    Institutional Class Shares"